UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2016

Tribute Pharmaceuticals Canada Inc.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-31198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 Steeles Avenue East, Milton, Ontario, Canada L9T 1Y1
(Address of principal executive offices) (Zip Code)

(905) 876-1118
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

A special meeting of shareholders of Tribute Pharmaceuticals Canada Inc. (“Tribute”) was held on February 1, 2016 in Toronto, Ontario (the “Meeting”). A total of 87,923,807 common shares of Tribute, out of a total of 126,252,792 common shares issued and outstanding and entitled to vote as of the close of business on December 31, 2015, the record date of the Meeting (the "Record Date"), were present in person or represented by proxy at the Meeting, and there were holders of at least 15% of Tribute’s common shares present in person or by proxy at the Meeting, which constituted a quorum. A summary of the voting results for the proposal submitted to a vote of the shareholders of Tribute, which is described in detail in Tribute’s Notice of Special Meeting and Management Information Circular dated January 5, 2016 (the “Information Circular”) and first mailed to Tribute’s shareholders on or about January 11, 2016, is set forth below.

Adoption of the Arrangement Resolution

As previously disclosed, on June 8, 2015, Tribute, POZEN Inc., a Delaware corporation (“Pozen”), Aralez Pharmaceuticals plc, a public limited company formed under the laws of Ireland (formerly known as Aguono Limited, a private limited company formed under the laws of Ireland, and subsequently renamed Aralez Pharmaceuticals Limited prior to its re-registration as a public limited company) (“Former Parent”), Aralez Pharmaceuticals Holdings Limited, a private limited company formed under the laws of Ireland (formerly known as Trafwell Limited) (“Holdings”), ARLZ US Acquisition Corp., a corporation formed under the laws of the State of Delaware (“Former US Merger Sub”), and ARLZ CA Acquisition Corp., a corporation formed under the laws of the Province of Ontario, Canada (“Can Merger Sub”), entered into the Agreement and Plan of Merger and Arrangement (“Agreement”). The Agreement was subsequently amended by Amendment No. 1, dated as of August 19, 2015, by and among Tribute, Former Parent, Holdings, Former US Merger Sub, ARLZ US Acquisition II Corp., a corporation formed under the laws of the State of Delaware (“US Merger Sub”), Can Merger Sub and Pozen (“Amendment No. 1”), and by Amendment No. 2, dated as of December 7, 2015, by and among Tribute, Former Parent, Holdings, Aralez Pharmaceuticals Inc., a corporation formed under the laws of the Province of British Columbia, Canada (“Parent” or “Aralez”), US Merger Sub, Can Merger Sub and Pozen (“Amendment No. 2” and, together with the Agreement and Amendment No. 1, the “Merger Agreement”).

In order to effect the transactions contemplated by the Merger Agreement, US Merger Sub, an indirect subsidiary of Parent, will be merged with and into Pozen (the “Merger”). Pozen will be the surviving corporation and, through the Merger, will become an indirect wholly-owned subsidiary of Parent. The acquisition of Pozen will be effected under Delaware law. In accordance with the Merger Agreement, immediately preceding the Merger, Can Merger Sub and Tribute will amalgamate by way of a court approved plan of arrangement (the “Arrangement” and together with the Merger, the “Merger Transactions”). The legal existence of Tribute will survive the amalgamation, and Tribute and Can Merger Sub will continue as one corporation (“Amalco”), with the property of Tribute and Can Merger Sub becoming the property of Amalco. Upon completion of the Arrangement, Tribute (as Amalco) will become a wholly-owned subsidiary of Parent.

At the Meeting, the shareholders of Tribute voted upon and approved the special resolution (the “Arrangement Resolution”) set forth in the Information Circular approving, without limitation, the Merger Agreement and the Merger Transactions. Over 99% of the votes cast were in favor of the proposal. The results of the votes on this proposal were as follows:

Votes For	Votes Against
86,099,720	166,650

The Arrangement Resolution was also approved by at least a majority of the Minority Shareholders of Tribute.  "Minority Shareholders" means the shareholders of Tribute as of the Record Date other than Robert Harris and Scott Langille.

The foregoing description of the Merger Transactions, the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Tribute on June 12, 2015 (with respect to the Agreement), and Exhibit 2.1 and Exhibit 2.2 to the Current Report on Form 8-K filed by Tribute on December 8, 2015 (with respect to Amendment No. 1 and Amendment No. 2, respectively) and is incorporated herein by reference.

Item 8.01    Other Events

On February 1, 2016, Tribute issued a press release announcing that the Arrangement Resolution had been approved by the shareholders of Tribute. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

            INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ARALEZ’S REGISTRATION STATEMENT ON FORM S-4 AND POZEN’S RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS AS WELL AS TRIBUTE’S INFORMATION CIRCULAR BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ARALEZ, POZEN, TRIBUTE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents and other related documents filed with the United States Securities and Exchange Commission (“SEC”) at the SEC’s website at www.sec.gov. Investors and security holders may obtain free copies of the Information Circular and other documents filed by Tribute on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at www.sedar.com and on the SEC’s website at www.sec.gov. Investors and security holders may obtain free copies of the documents filed by POZEN with the SEC on POZEN’s website at www.pozen.com under the heading “Investors” and then under the heading “SEC Filings” and free copies of the documents filed by Tribute with the SEC on Tribute’s website at www.tributepharma.com under the heading “Investors” and then under the heading “SEC Filings.”

POZEN, Tribute and Aralez and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of POZEN and shareholders of Tribute and Aralez in connection with the proposed transaction. Information regarding the special interests, if any, of these directors and executive officers in the proposed transaction is included in the proxy statement/prospectus and Information Circular described above. Additional information regarding the directors and executive officers of POZEN and Tribute is contained in their respective annual reports on Form 10-K for the year ended December 31, 2014 filed with the SEC.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01   Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description

99.1	Press release dated February 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUTE PHARMACEUTICALS CANADA INC.

Date: February 1, 2016	By:	/s/ Scott Langille
Name: Scott Langille
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 1, 2016.